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Exhibit 10.82

December 1, 2003

KRDS, Inc.
6 CHATTANOOGA
IRVINE, CA 92620

RE:      17861 CARTWRIGHT ROAD LEASE
         RIGHT OF CANCELLATION -- LETTER DATED APRIL 11, 2002

Gentlemen:

We held recent discussion regarding rescission of the above cancellation agreement from our existing lease.

In exchange for eliminating the remaining late charges of $7,125.80, we are willing to rescind the right of cancellation, effective immediately. If this is agreeable to you, please sign below and return a copy to me for our files.

I will arrange to have paid to you the remaining back rents, together with the current month's rent.

Landlord:                                    Tenant:

/s/ Dilip R. Shah                            /s/ Thomas E. Schiff
---------------------------------            -----------------------------------
KRDS, Inc.                                   SSP Solutions, Inc.
Dilip Shah                                   Thomas E. Shiff
Managing Partner                             Chief Financial Officer